UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2008

Bimini Capital Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.                      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of independent registered public accounting firm

On April 13, 2008, the Audit Committee of the Board of Directors of Bimini Capital Management, Inc. (“Bimini”) selected BDO Seidman, LLP (“BDO”) to replace Ernst & Young LLP (“E&Y”) as Bimini’s independent registered public accounting firm..  E&Y was informed of its dismissal on April 14, 2008, which decision was approved by the Audit Committee of the Board of Directors of Bimini.

E&Y’s reports on Bimini’s consolidated financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.  During the two most recent fiscal years ended December 31, 2007 and 2006, and in the subsequent interim period through April 13, 2008, there were (i) no disagreements between Bimini and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Bimini provided E&Y a copy of this Current Report on Form 8-K, and requested that E&Y furnish Bimini with a letter addressed to the U.S. Securities and Exchange Commission stating whether E&Y agrees with the disclosure contained in this Current Report on Form 8-K, or, if not, stating the respects in which it does not agree.  Bimini has received the requested letter from E&Y and a copy of E&Y’s letter has been filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm

On April 13, 2008, the Audit Committee of the Board of Directors of Bimini approved the engagement of BDO as its independent registered public accounting firm for the fiscal year ending December 31, 2008, and BDO was formally engaged on April 17, 2008.  During Bimini’s two most recent fiscal years ended December 31, 2007 and 2006 and through April 17, 2008, neither Bimini nor anyone on its behalf has consulted with BDO regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Bimini’s financial statements, and neither a written report nor oral advice was provided to Bimini that BDO concluded was an important factor considered by Bimini in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01.	EXHIBITS.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP, dated April 17, 2008, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2008	BIMINI CAPITAL MANAGEMENT, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Vice Chairman, President and Chief Executive Officer